                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: AUGUST 28, 2003
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-6377                   77-0176309
-------------------------------    -------------             ---------------
(State or other jurisdiction of     (Commission             (I.R.S.  Employer
incorporation or organization)      File Number)           Identification No.)



         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
                       -----------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                       -----------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

            On August 28, 2003, Drexler Technology Corporation issued a news release announcing the appointment of Richard M. Haddock and Christopher J. Dyball as Co-Chief Executive Officers. The release is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

            (c)    Exhibits

            The following exhibit is filed herewith as part of this Current Report on Form 8-K:

            Exhibit
            Number      Description
            ------      -----------

            99.1 News Release dated August 28, 2003, entitled "Top Executives Richard M. Haddock and Christopher J. Dyball are Promoted to Co-Chief Executive Officers of Drexler Technology Corporation"

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                             DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: August 29, 2003        /s/ Steven G. Larson
                             ---------------------------------------------------
                             Steven G. Larson
                             Vice President, Finance and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------

99.1        News Release dated August 28, 2003, entitled "Top Executives Richard
            M. Haddock and Christopher J. Dyball are Promoted to Co-Chief Executive Officers of Drexler Technology Corporation" is furnished herewith.

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